Exhibit o(i) under Form N-1A
                                          Exhibit 24 under Item 601/Reg. S-K

                                          POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _FEDERATED CORE TRUST ___ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 19 11 11, the Securities Exchange Act of 19 114 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                 TITLE                            DATE
----------                 -----                            ----

/S/ JOHN F. DONAHUE        Chairman and Trustee       February 11, 2000
 ------------------
John F. Donahue            (Chief Executive Officer)

/S/ J. CHRISTOPHER DONAHUE

J. Christopher Donahue     President                        February 11, 2000

/S/ RICHARD J. THOMAS      Treasurer                        February 11, 2000
---------------------
Richard J. Thomas          (Principal Financial and
                           Accounting Officer)

/S/ T. G. BIGLEY           Trustee                          February 11, 2000
----------------
Thomas G. Bigley

/S/ JOHN T. CONROY         Trustee                          February 11, 2000
 -----------------
John T. Conroy

/S/ LAWRENCE D. ELLIS      Trustee                          February 11, 2000
---------------------
Lawrence D. Ellis

/S/ PETER E. MADDEN        Trustee                          February 11, 2000
-------------------
Peter E. Madden

/S/ JOHN E. MURRAY         Trustee                          February 11, 2000
------------------
John E. Murray, Jr.

/S/ MARJORIE P. SMUTS      Trustee                          February 11, 2000
---------------------
Marjorie P. Smuts

Sworn to and subscribed before me this _ 16TH___ day of _FEBRUARY, 2000
                                        -----           ---------


/s/ Janice L. Berger

----------------------------------------------------
Janice L. Berger
Notary Public

                      Notarial Seal
             Janice L. Berger, Notary Public

              Pittsburgh, Allegheny County
           My Commission expires July 4, 2000
Member, Pennsylvania Association of Notaries

                                          POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _FEDERATED CORE TRUST ___ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 19 11 11, the Securities Exchange Act of 19 114 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                 TITLE                                  DATE
----------                 -----                                  ----

/S/ J. THOMAS MADDEN       Chief Investment Officer         February 11, 2000
 -------------------
J. Thomas Madden

Sworn to and subscribed before me this _ 16TH___ day of _FEBRUARY, 2000
                                        -----           ---------


/s/ Janice L. Berger

----------------------------------------------------
Janice L. Berger
Notary Public

                      Notarial Seal
             Janice L. Berger, Notary Public

              Pittsburgh, Allegheny County
           My Commission expires July 4, 2000
Member, Pennsylvania Association of Notaries

                                          POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _FEDERATED CORE TRUST ___ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 19 11 11, the Securities Exchange Act of 19 114 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                 TITLE                                  DATE
----------                 -----                                  ----

/S/ J. THOMAS MADDEN       Chief Investment Officer         February 11, 2000
 -------------------
J. Thomas Madden

Sworn to and subscribed before me this _ 16TH___ day of _FEBRUARY, 2000
                                        -----           ---------


/s/ Janice L. Berger

----------------------------------------------------
Janice L. Berger
Notary Public

                      Notarial Seal
             Janice L. Berger, Notary Public

              Pittsburgh, Allegheny County
           My Commission expires July 4, 2000
Member, Pennsylvania Association of Notaries

                                          POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _FEDERATED CORE TRUST ___ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 19 11 11, the Securities Exchange Act of 19 114 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                 TITLE                                  DATE
----------                 -----                                  ----

/S/ WILLIAM D. DAWSON      Chief Investment Officer         February 11, 2000
 --------------------
William D. Dawson, III

Sworn to and subscribed before me this _ 16TH___ day of _FEBRUARY, 2000
                                        -----           ---------


/s/ Janice L. Berger

----------------------------------------------------
Janice L. Berger
Notary Public

                      Notarial Seal
             Janice L. Berger, Notary Public

              Pittsburgh, Allegheny County
           My Commission expires July 4, 2000
Member, Pennsylvania Association of Notaries

                                          POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _FEDERATED CORE TRUST ___ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 19 11 11, the Securities Exchange Act of 19 114 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                         DATE
----------                          -----                         ----

/S/ NICHOLAS P. CONTANTAKIS   Trustee               February 11, 2000
 --------------------------
Nicholas P. Constantakis

Sworn to and subscribed before me this _ 16TH___ day of _FEBRUARY, 2000
                                        -----           ---------


/s/ Janice L. Berger

----------------------------------------------------
Janice L. Berger
Notary Public

                      Notarial Seal
             Janice L. Berger, Notary Public

              Pittsburgh, Allegheny County
           My Commission expires July 4, 2000
Member, Pennsylvania Association of Notaries

                                          POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _FEDERATED CORE TRUST ___ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 19 11 11, the Securities Exchange Act of 19 114 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                 TITLE                                  DATE
----------                 -----                                  ----

/S/ JOHN S. WALSH          Trustee                    February 11, 2000
 ----------------
John S. Walsh

Sworn to and subscribed before me this _ 16TH___ day of _FEBRUARY, 2000
                                        -----           ---------


/s/ Janice L. Berger

----------------------------------------------------
Janice L. Berger
Notary Public

                      Notarial Seal
             Janice L. Berger, Notary Public

              Pittsburgh, Allegheny County
           My Commission expires July 4, 2000
Member, Pennsylvania Association of Notaries

                                          POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _FEDERATED CORE TRUST ___ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 19 11 11, the Securities Exchange Act of 19 114 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                         TITLE                          DATE
----------                         -----                          ----

/S/ CHARLES F. MANSFIELD       Trustee          February 11, 2000
 -----------------------
Charles F. Mansfield

Sworn to and subscribed before me this _ 16TH___ day of _FEBRUARY, 2000
                                        -----           ---------


/s/ Janice L. Berger

----------------------------------------------------
Janice L. Berger
Notary Public

                      Notarial Seal
             Janice L. Berger, Notary Public

              Pittsburgh, Allegheny County
           My Commission expires July 4, 2000
Member, Pennsylvania Association of Notaries

                                          POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _FEDERATED CORE TRUST ___ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 19 11 11, the Securities Exchange Act of 19 114 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                      TITLE                             DATE
----------                      -----                             ----

/S/ JOHN F. CUNNINGHAM          Trustee                     February 11, 2000
 --------------------------
John F. Cunningham

Sworn to and subscribed before me this _ 16TH___ day of _FEBRUARY, 2000
                                        -----           ---------


/s/ Janice L. Berger

----------------------------------------------------
Janice L. Berger
Notary Public

                      Notarial Seal
             Janice L. Berger, Notary Public

              Pittsburgh, Allegheny County
           My Commission expires July 4, 2000
Member, Pennsylvania Association of Notaries